Exhibit 99.1

June 2008

Matters discussed in this Presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this document, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify such forward-looking statements. These forward- looking statements are subject to risks, uncertainties, assumptions, and other factors that may cause the actual results, performance or achievements to differ materially from those contemplated, expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company. Safe Harbor Statement 1

Transaction Overview Company Cereplast, Inc. Ticker / Exchange: CERP.OB / OTCBB Market Capitalization(1): $118 million Key Executives: Frederic Scheer Founder, Chairman and CEO Randy Woelfel President and COO Stephan Garden Senior Vice President Finance & Business Development As of May 30, 2008. 2

Company Overview Cereplast, Inc. (cere: "from cereal"; plast: "from plastic") is a leading specialty manufacturer of proprietary bio-resins Economically and ecologically sound substitute for petroleum-based plastics Cereplast resins replace a significant percentage of petroleum-based additives with renewable resources such as starches made out of corn, wheat, tapioca and potatoes Unique two-pronged market approach Cereplast Product Offering Cereplast Product Offering Cereplast Product Offering Cereplast Product Offering Compostables Resins (Single-use applications) Compostables Resins (Single-use applications) Hybrid Resins (Durable applications) Hybrid Resins (Durable applications) 100% renewable content > 50% renewable content 100% biodegradable and compostable Reduced petroleum content Can be used in all major converter processes Can be used in all major converter processes Applications: Foodservice ware and packaging Applications: Automotive, consumer goods, electronics, toys 3

Cereplast Investment Highlights Long-term global trends favor non-petroleum-based solutions Large addressable market Proprietary and patented formulations and resin manufacturing expertise Close relationships with industry leading customers Scalable, low-cost manufacturing platform Experienced management and technical team in place to develop and grow Company 4

Cereplast - The Complete Solution Provider Cereplast is the complete solution provider to converters and brand owners for the "new reality" of the plastic industry Proprietary bioplastic resin blends to meet the specific client needs Two-pronged market approach Priced competitively with traditional petroleum based alternatives Versatile manufacturing operations Utilize conventional processing equipment Ability to effectively source abundant and low-cost renewable natural resources from a range of sources (Starches, PLA, PHA, PHB and others) Reprocess and recycle bioplastic resins Customers able to use traditional fabrication equipment No additional capital investment required Rapidly growing international marketing capabilities 5

Business Model Resin Manufacturing Renewable Feedstock Polymers Converters & Brand owners Hybrid & Compostable 6

Bioplastics Competitive Landscape Polymer Developers Resin Developers Bio-Based Synthetic 7

Long-Term Trends Driving Bioplastics Growth Rising, Volatile Oil Prices and Energy Security Concerns Approximately 10% of oil is converted into plastics Environmental Concerns Overfilling of landfills and degradability of plastic waste Health concerns about the use of certain plastics in food and human contact Lack of recycling of traditional petrochemical plastics EPA estimates that less than 6% of waste plastic is currently recycled Managing the carbon cycle Favorable Regulatory Initiatives Federal government announced a major policy directive that designates products made from bio-based plastics as a preferred purchasing item Petroleum-based plastic bans / taxes Improving Performance and Competitiveness of Bioplastic Resins Bioplastics will rapidly displace petroleum-based plastics as commercially feasible alternatives are offered to consumers 8

Market Opportunity Take market share from traditional petroleum-based plastic products through product attributes, predictable and competitive pricing, forced demand (legislation), and increased end-user demand ~495 billion pounds of commodity plastics are produced annually Amorphous Semi-crystalline Commodity Engineering High-performance Price ($/lb) PSU PES PPSU PEI PC PPO ABS PMMA PVC PS PP LDPE HDPE ETPV ACETAL POM TPC-ET PBT PET PA PI PCT LCP PPA HPPA PPS $10 $1 Cereplast resins can address a large portion of the plastic industry 9

Bioplastics Market Sizing BCC Research estimates that the global market for biodegradable plastics reached 541 million pounds in 2007 and is expected to reach 1.2 billion pounds by 2012 Biopropylene(tm) Hybrid Resin Opportunity Global polypropylene market is greater than 100 billion pounds 1% penetration represents more than a $1 billion market opportunity Market Opportunities Market Opportunities Market Opportunities Market Opportunities Biodegradable Plastics Market Growth(1) Biodegradable Plastics Market Growth(1) Hybrid Resins: Increasing Opportunities(2) Hybrid Resins: Increasing Opportunities(2) Million Pounds 2006 409 2007 541 2008E 635 2009E 745 2010E 874 2011E 1025 2012E 1203 2007 - 2012E CAGR: 17.3% PP Pricing($/lb) NYMEX Crude ($/bbl) 1998 0.279 12.05 1999 0.2833 25.6 2000 0.4054 26.8 2001 0.3498 19.84 2002 0.3413 31.2 2003 0.4004 32.52 2004 0.5167 43.45 2005 0.6175 61.04 2006 0.6454 61.05 2007 0.7042 95.98 Today 1 132 PP ($/lb) Oil ($/bbl) Source: BCC Report Wall St. Research Report dated April 11, 2008. 10

Cereplast Compostables(tm) Resins Made from renewable resources Blends of biopolymers and native plant starches (corn, wheat, tapioca and potato) Target markets include foodservice ware and packaging applications Ecologically sound substitutes Replace nearly 100% of the petroleum based products Used in all major converting processes such as thermoforming, injection molding, blow molding and extrusions Launched commercially in November 2006 Certified as biodegradable and compostable in the United States and Europe Received "New Material of the Year Award" from the Society of Plastic Engineers in 2006 11

Cereplast Hybrid(tm) Resins "Step change" in bio-basis and sustainability replacing 50% or more of the petroleum content in traditional plastic products with renewable materials such as plant starches Long-term goal of developing fully bio-based resins for durable applications Biopropylene(tm) is the first commercialized resin in the Cereplast HybridTM resin family Used as a substitute for traditional polypropylene Other hybrid resin families in development Target markets include automotive, consumer goods, consumer electronics, toys Cost-competitive with traditional petrochemical based plastic resin Pricing of Cereplast Hybrid(tm) resins is 50% less influenced by oil price volatility Launched commercially in October 2007 Received "Highest Contribution in Plastic Material Development Used in the Auto Industry " from Autoplast in 2007 12

Selected Customer Success Stories Genpak 5th largest thermoforming converter in the United States "Harvest Collection" exclusively uses Cereplast's bioplastic resins Pace Industries Leading producer of high quality graphic printable plastic sheets Introduced branded BIOGRAPH.ics(tm) in the second half of 2007 targeted at the printing industry CSI / Cosmo Lab Leading manufacturer of plastic packaging for the cosmetics and personal care industries Introduced Biopropylene(tm) based line within four months of initial testing Continued development / commercialization with leading converters and brand owners 13

Key Development Metrics Gross Sales 2H 2006 20 22.8 2007 60 26 3/31/2008 100 38.6 Customer Relationships ($Thousands) 1H FY2006 836.729 FY2007 2348.068 LTM 03/31/08 2871.458 12/31/06 - 03/31/08 CAGR: 168% 2H 2006 0 22.8 2007 10 26 3/31/2008 13 38.6 Customers with Commercialized Products Customers at Proto-type Stage 2H 2006 1 22.8 2007 34 26 3/31/2008 46 38.6 68 products commercialized as of today 14

Manufacturing Overview Achieved ISO-9001 Certification in Q1 2007 Existing California capacity of 50 million pounds New Indiana Plant Commercial production slated for Q3 2008 Initial capacity of 50 million pounds, expandable to 500 million pounds Offers capacity scale necessary to support major application development Offers customers a second facility to minimize business disruption concerns Centrally located with convenient rail and highway access, close to the feedstock sources and plastic converters Attractive Return on Investment opportunities $5.0 - $6.0 million equipment costs for each additional 50 million pounds of capacity 15

Cereplast Investment Highlights Long-term global trends favor non-petroleum-based solutions Large addressable market Proprietary and patented formulations and resin manufacturing expertise Close relationships with industry leading customers Scalable, low-cost manufacturing platform Experienced management and technical team in place to develop and grow Company 16

Appendix 17

Company History

1996 1998 1999 2001 2002 2003 2005 2006 2007 TODAY TOMORROW

- Frederic Scheer markets the concept of compostable plastics
- Scheer creates the Biodegradable Plastics Institute
- Scheer works with ASTM committee to establish compostable guidelines in US
- Scheer introduces first compostable cups
- Scheer creates Cereplast to focus on developing bio-based resins
- Cereplast showcases biodegradable foodservice ware at Salt Lake City Olympics
- Cereplast files first patent on compostable resin formulation
- Cereplast becomes a publicly-held company
- Cereplast Compostables™ resins receive seal of approval from BPI
- Cereplast adds 45 million pounds of production capacity with completion of new resin manufacturing facility in Hawthorne, CA
- Commercial launch of Cereplast Compostables™
- U.S. federal government designates products made from bio-based plastics as a preferred purchasing item
- Genpak, a Cereplast customer, introduces "The Harvest Collection" - the first line of fully biodegradable and compostable foodservice ware
- Cereplast wins the SPE GPEC Award for most Innovative Material of the year
- Cereplast and CEO Frederic Scheer are featured in a short film on bioplastics at the Sundance Film Festival
- Cereplast private placement raises $15 million in new equity capital from institutional investors
- Cereplast expands internationally by establishing a sales office in Hong Kong
- FINE LIVING TV NETWORK features Cereplast and Frederic Scheer in a one-hour special highlighting the company's contribution to green technology
- Cereplast launches the first product from its Hybrid™ resins family
- Second manufacturing facility under construction in Indiana with an initial capacity of 50 million pounds
- Escalating petroleum prices, as well as increasing legislation and green initiatives in the US, Europe and Asia, is speeding up demand for renewable bioplastics
- As the world takes an increasingly green focus, Cereplast plans to stay on the cutting-edge of bio-based plastic material development to meet a variety of customer needs

18

Capitalization Table 19

Outside Directors Jacques Vincent Served as the Chief Operating Officer at Groupe Danone, where he began his career in 1970 and held various financial and overall management positions within the company Graduate engineer of the Ecole Centrale, Paris, holds a bachelor's degree in economics from Paris University and an MS from Stanford University Also the Chairman of Daniel Carasso Research Center and Ecole Normale Superieure de Lyon, and a board member of Syngenta in Switzerland and Yakult Honsha in Japan Petros Kitsos Managing principal of TBL Strategy in Los Angeles, a strategic consulting firm focused on the industrial sector Prior to his establishing TBL Strategy, had a distinguished 16-year career in investment banking with Citigroup and the predecessor companies where among other duties he was Citigroup's Head of Western Region Mergers & Acquisitions, Head of Global Aerospace Group, Co-Head of Los Angeles Corporate Finance MBA with honors from Harvard Business School, and Phi Beta Kappa graduate of Hamilton College where he currently serves on the Board of Trustees 20

Senior Management Team Biographies FREDERIC SCHEER, CEO and Founder, became involved in the biodegradable plastics industry in 1994 through Montedison SpA, a large chemical conglomerate operating Novamont SpA, an Italian resin manufacturer and research company. Mr. Scheer structured and organized the buyout of Novamont to Investitori Associati, a leading Italian private equity firm and retained the rights to distribute finished products made of Mater-Bi, the Novamont bioplastic resin. After the buyout by Investitori, he became President and Chief Executive Officer of Biocorp, Inc., a distributor whose sole line of business was the distribution in North America of finished products made of Mater-Bi. In 2001, Biocorp, Inc. filed petition for relief under Federal bankruptcy laws following a successful patent infringement suit against Novamont, as manufacturer, and Biocorp, Inc., as distributor. Foreseeing that the demand for biodegradable products in North America would expand rapidly by the end of the decade, Scheer created the Biodegradable Products Institute (BPI), and this non-profit organization has quickly become the largest biodegradable association in the world, with more than 40 members, including BASF, DuPont, Georgia Pacific, NatureWorks, Dow and Eastman. Prior to his involvement in the biodegradable industry, Scheer was a merchant banker in Europe. He holds a Doctor of Laws from the University of Paris, a Master Degree in Finance and a Masters Degree in Political Science from Institut d'Etudes Politiques, Paris, France. Scheer, a US citizen, is fluent in French, Spanish, Italian and English. RANDY WOELFEL, President and COO, joined Cereplast in March 2008 after a very successful career in the chemical industry which culminated with the presidency at Basell International and Basell North America. Mr. Woelfel began his career at Shell Oil, working in a variety of roles across the oil products and petrochemicals businesses. Mr. Woelfel was instrumental in the formation of Montell in 1995, which, through mergers, evolved into present-day LyondellBasell, the world leading producer of polyolefin plastics such as polypropylene and polyethylene. Mr. Woelfel held a succession of management positions within Shell and Basell during his 29-year tenure, and led Basell's dynamic growth internationally into the largest polypropylene manufacturer in the world. Most recently Mr. Woelfel served as a managing director for the energy related practice at the Houston Technology Center, Texas' largest business incubator. Mr. Woelfel holds a B.S. in chemical engineering from Rice University and Masters from the Sloan School of Management at MIT. STEPHAN GARDEN, Senior Vice President Finance and Business Development. Mr. Garden leads financial management and reporting for Cereplast as well as business strategy and execution. Before joining Cereplast, Garden was part of the investment team at Allied Capital, a $4.0 billion leveraged buyout fund focused on middle market debt and equity investments. Prior to joining Allied Capital, Garden was Vice President in the Financial Entrepreneur's Group of Citigroup's Global Investment Bank. In both of his previous positions, Garden provided guidance to various senior management teams across a broad spectrum of industries on operating, budgeting, capital markets, M&A and divestiture decisions. Garden holds a Master of Business Administration degree from Columbia Business School and Bachelor of Science degree from Boston University. 21

Senior Management Team Biographies (cont'd) WILLIAM KELLY, Senior Vice President of Technology. Mr. Kelly is a specialist in polymer product development with 26 years of related industrial experience innovating new thermoplastic materials, which have been useful for serving demanding applications. Mr. Kelly led technical efforts to develop fiber forming polylactide material with a unique property set for Chronopol. Mr. Kelly also established process parameters for numerous grades of polylactic acid polymers. Mr. Kelly planned and directed activities leading to product commercialization for over 50 new polymer systems and products to meet customer needs. Mr. Kelly also developed many diverse forms of polylactic acid polymers and co- polymers - both low and high molecular weight. Mr. Kelly innovated and enhanced processing parameters for polylactic acid resin with revised material reformulations, which improved processing via fiber forming, injection molding, blow molding, film extrusion, and foam processing. Mr. Kelly invented and qualified the RADEL R7000, polyethersulfone product line at Boeing and other airframe companies, which exceeded all FAA and industry requirements for performance. He transformed AMODEL PPA resin into palatable material using existing ABS plating technology maintaining high heat capability. Mr. Kelly qualified and produced both amorphous and semi-crystalline polymers for many diverse customer applications. He has originated 20 patent applications with six issued, participated in numerous technical trials and presented papers worldwide. CHARLES HOOP, Senior Vice President, Operations Control. Mr. Hoop leads operations control for Cereplast including the establishment and control of Cereplast's infrastructure and operations globally. Prior to joining Cereplast, Mr. Hoop was a Director at UBS Investment Bank, responsible for the strategic sourcing and contract negotiations of $250 million of data center, energy and telecommunications spending for the bank in Europe, Asia and North America. Mr. Hoop was also a co-founder of a sales and distribution company based in Vietnam that markets industrial, construction and consumer goods throughout Indochina. His responsibilities included negotiating representation agreements with Global Fortune 100 companies, regional manufacturers and commodities suppliers as well as developing and controlling integrated sales, marketing and distribution programs. Mr. Hoop holds a Master of Business Administration from Columbia Business School and a B.S. from Miami University. SHRIRAM BAGRODIA, PhD., Senior Vice President, R&D Blends & Chemistry. Dr. Bagrodia leads Research and Development functions on blends and chemistry at Cereplast, including Intellectual Capital Management. Dr. Bagrodia brings more than 30 years of experience in the field of Polymers/Materials research. Prior to joining Cereplast, Dr. Bagrodia was a Senior Research Associate at Eastman Chemical Company where he was responsible for developing new products, processes, and applications. At Eastman, Dr. Bagrodia received over 50 US patents. Dr. Bagrodia is a "Fellow" member of the Society of Plastics Engineers (SPE) and received SPE 2005 Engineering/Technology award. Dr. Bagrodia holds a PhD from Virginia Tech, M.S. from Princeton University, and B.S. from IIT, Kanpur, India, all in Chemical Engineering. JEROME RAPHANAUD, Senior Vice President Cereplast Europe. Mr. Raphanaud joined Cereplast in April 2008 after almost 20 years spent in various positions in the chemical industry. Most recently, Mr. Raphanaud headed strategic planning for the PMMA (polymethyl methacrylate also known as acrylic glass) business unit at Arkema, a global leader in the chemical industry. In this role, he guided business and investment strategy, and served as the project leader for a major acquisition. Prior to his leadership position with the PMMA business unit, Mr. Raphanaud served as the business manager in the company's Organic Peroxide business unit with a Global responsibility. He also served as business manager/sales manager of polystyrene compounds and was responsible for Western European territories. Before he began his 10-year career at Arkema, Raphanaud held several technical and sales positions with Shell Chemicals in France. Mr. Raphanaud graduated from Ecole Nationale Superieure de Chimie de Paris (ENSCP) as a senior engineer in chemistry. 22

Management Team Biographies MICHAEL MUCHIN, Vice President of Sales. Mr. Muchin joined Cereplast in October of 2006 and has over 14 years of experience in operations and sales working for Acutek and Scapa. Most recently Mr. Muchin was Vice President of Scapa Medical, a global manufacturer of specialty thermoplastic films and adhesive coated products. Mr. Muchin was directly involved in key account management, and directly guided the efforts of a global sales and marketing team. Mr. Muchin received a B.S. from UCLA. THOMAS BASH, Vice President of Process & Engineering. Prior to joining Cereplast, Mr. Bash was the Technical Director at Ametek Westchester Plastics in Nesquehoning, Pennsylvania. Mr. Bash's industrial interests are in the fields of reactive compounding, twin screw extruder design, bioplastics processing, and polymer reaction engineering. Mr. Bash has worked for Welding Engineers in Blue Bell, Pennsylvania, as the Director of Compounding Technology; and as a Materials Development Engineer for Golden Technologies Company in Golden, Colorado. Mr. Bash has consulted for various clients in industry and government, including work he did with National Renewable Energy Lab to help develop a process to depolymerize nylon from waste carpet using a counter rotating, non-intermeshing twin screw extruder. Mr. Bash has worked in bioplastics processing since 1993. Bash received a B.S. degree in Chemical Engineering from Drexel University, and has M.S. and PhD degrees from Lehigh University, where he worked in the Emulsion Polymers Institute. Mr. Bash is a member of the Society of Plastics Engineers and the American Chemical Society. Mr. Bash has authored chapters in reference books used in the polymer industry, and has presented papers at national conferences on various topics related to polymer processing. GARY LARRIVEE, Vice President of Technical Services. Mr. Larrivee joined Cereplast in November of 2007. Mr. Larrivee brings 35 years of applied process development expertise in polymer converting processes. As an independent consultant, since 1989, Mr. Larrivee has managed all aspects of polymer process development and product commercialization for a diverse client base concentrating in bio and edible polymers for the industrial, pharmaceutical and food industries. Mr. Larrivee conducted process development on multi-layer and co-injection of biopolymers resulting in proprietary intellectual property and new licensing revenue for a client company (two patents issued). MARGARET McMURRAY, Chief Administrative Officer. Ms. McMurray joined Cereplast in June of 2006 and has over 30 years of experience in operations primarily in administrative management services to a variety of corporations and government agencies. Ms. McMurray was recently promoted to her current position of Chief Administrative Officer and oversees Cereplast's administrative functions by providing administrative direction, supervision and support to the staff pertaining to Human Resources, Property Management and Purchasing, as well as coordinating the duties of the office staff and general operation of the administrative offices. Prior to joining Cereplast, Ms. McMurray spent ten years performing administrative duties for Conwell Shonkwiler's & Associates. Ms. McMurray's background also includes advising the Directors of the U. S Information Services offices in Bogota, Colombia and Jakarta, Indonesia on government procedures pertaining to administrative and management matters. 23